UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE Regulation stating that the Company was not in compliance with the NYSE American LLC’s (the “Exchange”) continued listing standards under the timely filing criteria included in Section 1007 of the NYSE American Company Guide (the “Company Guide”) because the Company failed to timely file with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”).

In accordance with Section 1007 of the Company Guide, the Company will have six months from May 24, 2021, or until November 24, 2021 (the “Initial Cure Period”), to file the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q during the Initial Cure Period, the Exchange may, in its sole discretion, provide an additional six-month period (the “Additional Cure Period”). The Company can regain compliance with the Exchange’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Form 10-Q with the SEC. The Company intends to file the Form 10-Q as soon as practicable.

During the Initial Cure Period and the Additional Cure Period, if applicable, the Company’s securities will continue to trade on the Exchange.

On June 1, 2021, the Company issued a press release announcing the foregoing, which is included as Exhibit 99.1 hereto.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the Company's continued efforts and ability to regain and maintain compliance with the Company Guide. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

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